UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2008

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Janus Capital Group Inc. (“Janus”) today completed the purchase of an additional 50% ownership interest in U.S. value manager, Perkins, Wolf, McDonnell and Company, LLC (“Perkins”) for $90 million.  In addition, Perkins is changing its name to Perkins Investment Management LLC.  Janus currently owns a 30% interest in Perkins which subadvises certain Janus mutual funds. A copy of the press release announcing the completion of the acquisition is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

99.1	Janus Capital Group Inc. press release announcing completion of an additional 50% interest in Perkins, Wolf, McDonnell and Company, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: December 31, 2008	By:	/s/ Gregory A. Frost
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Janus Capital Group Inc. press release announcing completion of an additional 50% interest in Perkins, Wolf, McDonnell and Company, LLC